UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS
May 1, 2022
New York Life IndexFlex Variable Annuity

New York Life IndexFlex Variable Annuity - FP Series
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Issued through
NYLIAC Variable Annuity Separate Account-III
This summary prospectus summarizes key features of the New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series policies.
Before you invest, you should review the prospectus for the New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series policies, which contains more information about the policy’s features, benefits, and risks. You can find this document and other information about the contract online at https://dfinview.com/NewYorkLife/TAHD/indexflex. You can also obtain this information at no cost by calling our Variable Products Service Center at 1-800-598-2019 for (New York Life IndexFlex Variable Annuity policies) or the New York Life Annuities Service Center at (800) 762-6212 (for New York Life IndexFlex Variable Annuity – FP Series policies) or by sending an email request with your name and mailing address to IndexFlexProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity or IndexFlexFPProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity - FP Series.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov. The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense. The policies involve risks, including potential loss of principal invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

Page
Appendix 1	1-1
Portfolios Available Under the Policy	1-1
Appendix 2	2-1
Disclosures about the Indexes	2-1
i

Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
Where you send your request depends on which policy you purchased. Use the addresses below:
	New York Life Index Flex Variable Annuity	New York Life Index Flex Variable Annuity – FP Series
Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYL Annuities – TPD Mail Code 7390 P.O. Box 7247 Philadelphia, PA 19170-7390
Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010	NYL Annuities – TPD 400 White Clay Center Drive Attention: LOCKBOX 7390 Newark, DE 19711
Death claims for the New York Life IndexFlex Variable Annuity should be submitted to either of the Dallas, TX addresses referenced below. Death claims for the New York Life IndexFlex Variable Annuity – FP Series should be submitted to either of the above product-specific mailing addresses.
Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539
Death Claim Express Mail Address	New York Life 4849 Greenville Avenue Suite 700 Dallas, TX 75206
Written service requests will be effective as of the Business Day they are received in Good Order at one of the addresses listed above.
Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

How do I contact NYLIAC by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values and speaking to a customer service representative, may be made by telephone.
If your policy is New York Life IndexFlex Variable Annuity policy: You may reach our Customer Service Representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
If your policy is a New York Life IndexFlex Variable Annuity – FP Series policy: You can contact the New York Life Annuities Service Center toll-free by calling 1-800-762-6212 on Business Days between the hours of 8:30 am and 5:30 pm (Eastern Time).
b. Online:
Certain service requests, including but not limited to transferring assets between Allocation Options and e-mailing your registered representative, may be made Online. (See “THE POLICIES- Online Service at www.newyorklife.com and www.newyorklifeannuities.com)
If your policy is a New York Life IndexFlex Variable Annuity policy: Please visit www.newyorklife.com and follow the login instructions.
If your policy is a New York Life IndexFlex Variable Annuity--FP Series policy: Please visit www.newyorklifeannuities.com and follow the login instructions.
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost, or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES – Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

Definitions

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value—The sum of the Variable Accumulation Value, the Index-linked Account Accumulation Value and the Fixed Account Accumulation Value of a policy.
Allocation Options—The Investment Divisions, the Index-linked Strategies and the Fixed Account.
Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy, which cannot be later than the date you attain age 115.
Base Contract Charge—Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Cap Rate—The percentage used to calculate the maximum Index-linked Credit that can be applied to a Segment that uses the Cap Rate Interest Crediting Method. The Cap Rates for the Initial Term Index-linked Strategies are in your policy’s Data Pages. We set Cap Rates for Recurring Term Index-linked Strategies periodically.
Cap Rate Method—An Interest Crediting Method that applies an Index-linked Credit equal to the Index Performance, if the Index Performance is positive, not to exceed the Cap Rate. If the Index Performance is zero or negative, no Index-linked Credit is applied.
Code—The Internal Revenue Code of 1986, as amended.
Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The benefits payable under the Fixed Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.
Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The cash surrender value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Flat Rate– The percentage used to calculate the Index-linked Credit applied to a Segment that uses the Flat Rate Method. Flat Rates for the Initial Term Index-linked Strategies are set forth in your policy’s Data Pages. We set Flat Rates for Recurring Term Index-linked Strategies periodically.
Flat Rate Method– An Interest Crediting Method that applies an Index-linked Credit equal to the Flat Rate if the Index Performance is equal to or greater than zero. If Index Performance is negative, no Index-linked Credit is applied.
Fund– A mutual fund that has multiple series or Portfolios.
Good Order—Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it complies with our administrative procedures and is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction or complete the transaction and that it complies with all relevant laws and regulations We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing or by other means we then permit (such as by telephone or electronic transmission), along with all forms and other information or documentation necessary to complete the request.
Index (indices or Indexes)—The securities index (indices or indexes) the performance of which is used in determining the Index-linked Credit on the Segment Maturity Date. For each allocation to the Index-linked Account, you choose an Index and an Interest Crediting Method.
Index-linked Account—An account offering investments in one or more Index-linked Strategies. The Index-linked Account is not part of the Separate Account. The Index-linked Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Index-linked Account Accumulation Value—The sum of the Premium Payment and transfers allocated to the Index-linked Account, plus interest credited on those amounts, less any transfers and partial withdrawals from the Index-linked Account, and less any surrender charges assessed on and deducted from the Index-linked Account.
Index-linked Credit—The amount we may credit to a Segment in the Index-linked Account, as a percentage of the Segment Value on the Segment Maturity Date. The Index-linked Credit is determined by the Interest Crediting Method and Index you choose.
Index-linked Strategy(ies)—The Allocation Options in the Index-linked Account, consisting of Initial Term Strategies and Recurring Term Strategies.
Index Performance—The percentage change in the Index Value measured from the Segment Start Date to any day, including the Segment Maturity Date. Index Performance can be positive, zero or negative.
Index Value—On each Business Day, Index Value is the published closing value of an Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the next Business Day. The Index Value does not include dividends paid by the companies issuing the stocks comprising the Index.
Initial Term Strategies—Index-linked Account Allocation Options, available only when you purchase your policy, made up of a series of Segments with the same Interest Crediting Method, Index, and Cap Rate or Flat Rate. The number of Segments in an Initial Term Strategy is the same as the number of years in the Surrender Charge Period.
Interest Crediting Method—The method for determining the amount of interest, if any, that will be used to calculate the Index-linked Credit. Currently we offer two methods, the Cap Rate Method and the Flat Rate Method. We may offer other Interest Crediting Methods or stop offering currently available Interest Crediting Methods for new Segments in the future.
Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
M&E Charge—Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Nonforfeiture Rate—The rate used to calculate the Fixed Account and Index-linked Account Nonforfeiture Values as shown on the Policy Data Page.
Nonforfeiture Value—The total Nonforfeiture value is equal to the sum of the Nonforfeiture Value of the Fixed Account and the Index-linked Account (“Non-Variable Accounts”). For each Non-Variable Account, the Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to that Account, accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from that Account and adjusted for transfers to or from another Non-Variable Account on the date of withdrawal or transfer, accumulating at the Nonforfeiture Rate since the date of withdrawal or transfer. This definition is different for policies issued in New York. For more information, see Appendix 3 to the Prospectus.
NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation.
Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.
Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page—Page 2 of the policy which contains the policy specifications.
Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios—The mutual fund portfolios in which the corresponding Investment Divisions invest.
Proportional Withdrawals—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the amount of the Premium Payment reduced by any previous Proportional Withdrawals. In your Policy Form, a Proportional Withdrawal is called a Return of Premium Death Benefit Proportional Withdrawal.
Return of Premium Death Benefit— The premium payment under this policy reduced by any Proportional Withdrawals.
Recurring Term Strategies— Index-linked Account Allocation Options each consisting of one Segment, with an Interest Crediting Method and Index that you choose, and the Cap Rate or Flat Rate in effect as of the Segment Start Date.
Segment— The unit of investment for the Index-linked Account, each lasting for a one-year period during which Index Performance is measured. Your Accumulation in the Index-linked Account consists of Segments.
Segment Maturity Date— The last day of a Segment.
Segment Start Date— The first day of a Segment.
Segment Value— For each Segment, the Segment Value on the Segment Start Date is the amount in the Segment on the Segment Start Date. On any other date, the Segment Value is equal to the Segment Value as of the previous day reduced by any subsequent withdrawal, any surrender charge, and increased on the Segment Maturity Date by the amount of an Index-linked Credit, if any. If a Segment Start Date or Segment Maturity Date is not a Business Day, the Segment Value is determined on the next Business Day.
Separate Account—NYLIAC Variable Annuity Separate Account–III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
Standard Death Benefit – The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greater of: (i) your Accumulation Value; or (ii) the Return of Premium Death Benefit.
Surrender Charge Free Amount – You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. This Surrender Charge Free Amount is the greater of: (a) 10% of your Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior free withdrawals during the Policy Year or; (b) 10% of your current Accumulation Value less any prior free withdrawals during the Policy Year, without a surrender charge.
Surrender Charge Period – The period during which a partial withdrawal or surrender could be subject to a surrender charge. The Surrender Charge Period for this policy is the first five, six or seven Policy Years, depending on the Surrender Charge Period you choose.
Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC—The Variable Products Service Center.

Updated Information About Your Policy

The Information in this Updating Summary Prospectus is a summary of certain policy features that have changed since May 1, 2021. This may not reflect all changes that have occurred since you purchased your policy.

New Summary Prospectus
The look and feel of your annual prospectus has changed. New regulations adopted by the SEC now allow NYLIAC to use this concise, reader-friendly summary of the key facts about your contract. More detailed information about your contract is available online at https://dfinview.com/NewYorkLife/TAHD/indexflex.

Addition of New Portfolios
Effective May 1, 2022, the following Portfolios have been added as investment options under your policy:
•American Funds IS Growth Fund—Class 4
•American Funds IS Washington Mutual Investors Fund—Class 4

Changes to Online Withdrawals Limits
You now can request an online partial withdrawal of up to $250,000 instead of
$50,000. There are no limits for requests submitted in writing, but we may require additional verification of your identity for written requests to withdraw amounts greater than $50,000.

Important Information You Should Consider About The Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
There are charges for early withdrawal for the first 5, 6, or 7 years you hold the policy, depending on whether you selected a 5, 6, or 7-year
Surrender Charge Period. If you withdraw more than the Surrender
Charge Free Amount from your policy during the Surrender Charge
Period you selected, you will be assessed a surrender charge. The maximum surrender charge is 8% of the amount withdrawn during the first two Policy Years, declining to 0% over the Surrender Charge Period you selected. For example, if you make an early withdrawal within the first Policy Year, you could pay a surrender charge of up to $8,000 on a
$100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges
In addition to surrender charges, you may be charged for other transactions, such as when you transfer cash value between
investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.
CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS – Annual Policy Expenses; Annual Portfolio Expenses; Optional Benefit Expenses

ANNUAL FEE	Minimum	Maximum
Base contract[1] If you elect the 5 Year Surrender Charge period If you elect the 6 Year Surrender Charge Period If you elect the 7 Year Surrender Charge Period	1.30% 1.25% 1.20%	1.30% 1.25% 1.20%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.39%	1.13%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
1 As a percentage of Accumulation Value in the Separate Account.
2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended
December 31, 2021. This range changes from year to year.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST: $1,480.93	HIGHEST ANNUAL COST $2,180.79

Assumes:
•Investment of $100,000 in the
Portfolios
•5% annual appreciation
•Least expensive combination of
Base Contract Charges, Portfolio
fees and expenses
•No sales charges
•No transfers or withdrawals

Assumes:
•Investment of $100,000 in the
Portfolios
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
Portfolio fees and expenses
•No sales charges
•No transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to 7 years following your premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., Portfolios) and guaranteed options
(e.g., the Index-linked Account and the Fixed Account) you choose.
•Each variable investment option has its own unique risks.
•Investments in the Fixed Account and the Index-linked Account have their own unique risks.
•You cannot lose money on an investment in the Index-linked Account, but Index-linked Credits are not guaranteed.
•The Index-linked Credit, if any, on a Segment in the Index-linked
Account is limited by a Cap Rate or a Flat Rate, which means the return on your investment could be lower than if you had invested directly in a mutual fund or exchange traded fund designed to track the performance of the Index, and the performance is greater than the Cap Rate or Flat Rate.
•You should review the prospectuses for the available Portfolios, and the descriptions in this prospectus of the Index-linked Account and the Fixed Account, before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the policy is subject to the risks related to the
Depositor, including that any obligations under the Index-linked Account and the Fixed Account, as well as, guarantees and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling 1-800-598-2019 (for New York Life IndexFlex
Variable Annuity policies) or the New York Life Annuities Service
Center at (800) 762-6212 (for New York Life IndexFlex Variable Annuity
– FP Series policies).
PRINCIPAL RISKS

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•You can invest in Initial Term Strategies only when you purchase the policy. Recurring Term Strategies are available beginning on the day after the policy issue date.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.
•You can transfer from an Investment Division and the Fixed Account to a Recurring Term Strategy in the Index-linked Account only twice a year.
•You cannot have more than 20 active Segments in your Policy at one time.
•You can make transfers out of a Segment to another investment option only on the Segment Maturity Date.
PRINCIPAL RISKS THE POLICIES— Policy Application and Premium Payments, Transfers and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNT— Additions, Deletions, or Substitutions of Investments
Optional Benefits
•Certain optional benefits are only available after your policy has been in force for at least one year.
•You are required to have a minimum Accumulation Value for some optional benefits. See “DESCRIPTION OF BENEFITS –Living Needs
Benefit/Unemployment Rider” and “DESCRIPTION OF BENEFITS –
Living Needs Benefit/Surrender Charge Reduction Rider” for more information.
•Certain optional benefits are not available if you have attained age 86 on the Policy date.
•We may modify or discontinue an optional benefit at any time.
DESCRIPTION OF BENEFITS
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax–qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•A premium payment that is made on a pre–tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 ½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset–based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS

Exchanges
Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should only consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax–Free Section 1035 Exchanges

Appendix 1
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios, including the most current performance information, online at https://dfinview.com/NewYorkLife/TAHD/indexflex. You can also request this information at no cost by calling the VPSC at 800-598-2019 (for IndexFlex Variable Annuity policies) or the NYL Annuities Service Center at 800-762-6212 (for IndexFlex Variable Annuity - FP Series policies) or by sending an email request with your name and mailing address to IndexFlexProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity or IndexFlexFPProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity - FP Series.
You may allocate your premium payment or other Accumulation Value to any of the Investment Divisions, in addition to the Index-linked Account and the Fixed Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Subadvisers: Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay”)	0.86%	10.24%	8.22%	8.57%
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC (“Janus Henderson”)	0.82%	17.06%	14.12%	N/A
Large Cap Equity	MainStay VP S&P 500 Index (formerly MainStay VP MacKay S&P 500 Index) — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC	0.37%	28.23%	17.98%	15.99%
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	14.84%	11.43%	11.10%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.85%	21.69%	25.12%	19.44%
Appendix 1-1

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	American Funds IS Washington Mutual Investors FundSM — Class 4 Adviser: CRMC	0.77%	27.51%	12.22%	13.53%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC Subadviser: BlackRock (Singapore) Limited	1.00%	6.42%	9.71%	7.68%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	(2.24)%	N/A	N/A
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.75%	12.34%	11.27%	9.60%
International/ Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC	0.42%	7.48%	N/A	N/A
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) / Subadviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.93%	19.51%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.88%	14.56%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.86%	12.30%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.89%	8.96%	N/A	N/A
Appendix 1-2

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.92%	4.71%	N/A	N/A
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are expected to continue through April 30, 2023 and may be terminated any time thereafter at the option of the Fund. Annual expenses for the Portfolios for the year ended December 31, 2021 reflect temporary fee reductions under such an arrangement.
Appendix 1-3

Appendix 2
Disclosures about the Indexes
Standard and Poor’s 500 Index (Price Return Index)
S&P Opco, LLC requires that the following statement be included in this prospectus:
The S&P 500® index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by NYLIAC. Standard & Poor’s® and S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by NYLIAC. It is not possible to invest directly in an index. Neither the New York Life IndexFlex Annuity or the New York Life IndexFlex Annuity- FP Series (the ‘Policies”) is sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Policies or any member of the public regarding the advisability of investing in securities generally or in the Policies particularly or the ability of the S&P 500® index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to NYLIAC with respect to the S&P 500® index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® index is determined, composed and calculated by S&P Dow Jones Indices without regard to NYLIAC or the Policies. S&P Dow Jones Indices have no obligation to take the needs of NYLIAC or the owners of the Policies into consideration in determining, composing or calculating the S&P 500® index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Policies or the timing of the issuance or sale of the Policies or in the determination or calculation of the equation by which the Policies are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Policies. There is no assurance that investment products based on the S&P 500® index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NYLIAC, OWNERS OF THE POLICIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NYLIAC, OTHER THAN THE LICENSORS OF S&P DOW JONES
INDICES.
Appendix 2-1

Russell 2000® Index (Price Return Index)
FTSE Russell requires that the following statement be included in this Prospectus:
The New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series (the “Products”) have been developed solely by NYLIAC. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® Index is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the Index for the purpose to which it is being put by NYLIAC.
Appendix 2-2

This Summary Prospectus incorporates by reference the New York Life IndexFlex Variable Annuity and New York Life IndexFlex Variable Annuity – FP Series full statutory prospectus and the Statement of Additional Information (SAI), both dated May 1, 2022, as amended or supplemented. The full statutory prospectus and the SAI are posted on our website, https://dfinview.com/NewYorkLife/TAHD/indexflex. The full prospectus and SAI for the policy may be obtained, free of charge, in any manner shown on the front page of this Summary Prospectus.
Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account III EDGAR contract identifier for IndexFlex Variable Annuity #C000221968

Separate Account III EDGAR contract identifier for IndexFlex Variable Annuity FP Series #C000221967